AMENDED AND RESTATED AS OF JANUARY 20, 1998
                      TO REFLECT 2-FOR-1 STOCK SPLIT EFFECTED JANUARY 20, 1998



                          COMPAQ COMPUTER CORPORATION

                      NONQUALIFIED STOCK OPTION PLAN FOR
                            NON-EMPLOYEE DIRECTORS



     SECTION  1.  Amendment and Restatement.  The  Compaq Computer Corporation
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Nonqualified  Stock Option Plan for Non-Employee Directors (the "Plan") amends and restates in its entirety the Compaq Computer Corporation 1987 Nonqualified Stock Option Plan for Non-Employee Directors.

     SECTION  2.  Purpose.   The  purposes  of  the  Plan  are  to attract and
                  --------
retain the services of experienced and knowledgeable non-employee directors, to encourage eligible directors of Compaq Computer Corporation (the "Company") to acquire a proprietary and vested interest in the growth and performance of the Company, and to generate an increased incentive for directors to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders.

     SECTION  3.  Definitions.  As used in the Plan, the following terms shall
                  ------------
have  the  meanings  set  forth  below:

     (a) "Amendment Date" shall mean December 12, 1996, the effective date of the amendment and restatement of the Plan.

     (b) "Annual Retainer" shall mean the amount that an Eligible Director would be entitled to receive for serving as a director in the year following an Election Date, but shall not include fees associated with service on any committee of the Board, any meeting fees, or any fees associated with other services to be provided to the Company.

     (c)  "Board"  shall  mean  the  Board  of  Directors  of  the  Company.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (e)  "Company"  shall  mean  Compaq  Computer  Corporation.

     (f)  "Election Date" shall mean with respect to an Option hereunder the
date  of  the  appointment,  election,  or    re-election of the director that
prompted  the  grant  of  such  Option.

     (g) "Eligible Director" shall mean each director of the Company who is not an employee of the Company or any of the Company's subsidiaries (as defined in Section 425(f) of the Code).

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value" shall mean with respect to the Common Stock (i) the last sale price of the Common Stock on the date on which such value is determined, as reported on the consolidated tape of New York Stock Exchange issues or, if there shall be no trades on such date, on the date nearest preceding such date; (ii) if the Common Stock is not then listed for trading on the New York Stock Exchange, the last sale price of the Common Stock on the date on which such value is determined, as reported on another recognized securities exchange or on the NASDAQ National Market System if the Common Stock shall then be listed and traded upon such exchange or system or, if there shall be no trades on such date, on the date nearest preceding such date; or (iii) the mean between the bid and asked quotations for such stock on such date (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on such date, then upon the basis of the mean between the bid and asked quotations on the date nearest preceding such date.

     (j) "Grant Notice" shall mean a written notice evidencing an Option granted hereunder.

     (k) "Option" shall mean any right granted to a Participant allowing such Participant to purchase Shares at such price or prices and during such period or periods as set forth under the Plan. All Options shall be nonqualified options not entitled to special tax treatment under Section 422A of Code.

     (l) "Participant" shall mean an Eligible Director who receives an Option under the Plan.

     (m) "Price Percentage" shall mean 50 percent unless adjusted in accordance with Section 8(e).

     (n) "Release Date" shall mean the fifth business day occurring after the Company's earnings release for the preceding fiscal period. In calculating the Release Date, the day of an earnings release shall be counted if the earnings release is made before the opening of trading on the New York Stock Exchange and shall not be counted if such release is made after the opening of trading.

     (o) "Share Percentage" shall be 50 percent unless adjusted in accordance with Section 8(e).

     (p) "Shares" shall mean shares of the common stock, $.01 par value, of the Company.

     (q) "Window" shall mean a period of time beginning on a Release Date and ending at the end of the second month of the fiscal quarter in which such Release Date occurs.

     SECTION 4.  Administration.  The Plan shall be administered by the Board.
                 ---------------
Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan.

     SECTION  5.    Shares  Subject  to  the  Plan.
                    -------------------------------

     (a) Total Number. Subject to adjustment as provided in this Section, the total number of Shares as to which Options may be granted under the Plan shall be 7,500,000 Shares. Any Shares issued pursuant to Options hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b)    Reduction  of  Shares  Available.

          (i) The grant of an Option will reduce the Shares as to which Options may be granted by the number of Shares subject to such Option.

          (ii) Any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the Shares available for grants under the Plan.

     (c) Increase of Shares Available. The lapse, cancellation, or other termination of an Option that has not been fully exercised shall increase the available Shares by the number of Shares that have not been issued upon exercise of such Option.

     (d) Other Adjustments. The total number and kind of shares available for Options under the Plan or which may be allocated to any one Participant, the number and kind of shares of Common Stock subject to outstanding Options, and the exercise price for such Options shall be appropriately adjusted by the Board for any increase or decrease in the number of outstanding Shares resulting from a stock dividend, subdivision, combination of Shares, reclassification, or other change in corporate structure affecting the Shares or for any conversion of the Shares into or exchange of the Shares for other shares as a result of any merger or consolidation (including a sale of assets) or other recapitalization as may be necessary to maintain the proportionate interest of the Option holder.

     SECTION  6.  Initial  Options.   Initial  Options  shall  be  granted  to
                  -----------------
Eligible  Directors  as  follows:

     (a) Initial Grants. Each Eligible Director who is first elected or appointed to the Board on or after April 25, 1996, shall be granted one Option to acquire 31,250 Shares. In the event that the Election Date occurs during the Window, such Option shall be granted on the Election Date with respect to such Option. In the event that such Eligible Director's election or appointment does not occur during the Window, then such Option shall be granted on the next Release Date. Any Eligible Director who is elected or appointed to the Board as the result of a merger of a subsidiary of the Company with Tandem Computers Incorporated ("Tandem") will not be eligible for an initial grant as provided in this Section 6(a). Any options to purchase common stock of Tandem held by such Eligible Director at the time of the merger will be converted into options to purchase Compaq Common Stock upon consummation of the merger. Such converted options shall be assumed under this Plan and shall be exercisable on the first anniversary date of the grant date of such options. This conversion to Options under this Plan shall not be considered an initial grant as provided in this Section 6(a).

     (b) Terms and Conditions. Any Option granted under this Section 6 shall be subject to the following terms and conditions:

          (i) Option Price. The purchase price per Share purchasable under an Option granted under Section 6 shall be 100% of the Fair Market Value of a Share on the date of the grant of the Option.

          (ii) Exercisability. An Option granted under Section 6(a) shall be exercisable on the first anniversary of the Election Date.

     SECTION  7.  Annual Options.  Annual Options shall be granted to Eligible
                  ---------------
Directors  as  follows:

     (a) Reelected Directors. Each Eligible Director who is reelected to the Board at an annual meeting of the Company's stockholders on or after the Amendment Date and who has not received a grant under Section 6 during the period since the most recent previous annual meeting of the Company's stockholders shall be granted an Option to acquire 25,000 Shares on each Election Date on which he is reelected.

     (b) Chairman of the Board. Each Eligible Director who is elected or re-elected Chairman of the Board by the Board at its meeting following an annual meeting of the Company's stockholders on or after the Amendment Date and who has not received a grant under Section 6 during the period since the most recent annual meeting of the Company's stockholders shall be granted on each Election Date on which he is elected or reelected Chairman of the Board an Option to acquire 6,250 Shares in addition to any applicable Option granted under Section 7(a).

     (c) Terms and Conditions. Any Option granted under this Section 7 shall be subject to the following terms and conditions:

          (i) Option Price. The purchase price per Share purchasable under an Option shall be 100% of the Fair Market Value of a Share on the date of the grant of the Option.

          (ii) Exercisability. An Option granted under this Section 7 shall be exercisable (A) with respect to 50% of the Shares thereunder on the first anniversary of the Election Date related to such Option and (B) with respect to the remaining 50% of the Shares thereunder on the second anniversary of such Election Date

     SECTION  8.  Options  in Lieu of Cash Compensation.  Options  shall  be
                  -------------------------------------
granted  to  Eligible  Directors  in  lieu  of  cash  compensation as follows:

     (a) Election to Receive Option. An option shall be granted automatically to any Eligible Director who prior to an Election Date on which such director is re-elected to the Board by the Company's stockholders, files with the Secretary of the Company an irrevocable election to receive an Option in lieu of all or a portion of his or her Annual Retainer. On the following Election Date, each Eligible Director making such a filing under this Section 8(a) shall be granted an Option for the number of Shares determined under
Section  8(b)  below.

     (b) Option Formula. The number of Option shares granted on an Election Date to any Eligible Director under this Section 8 shall be equal to the nearest number of whole shares determined in accordance with the following formula:

          (Elected Portion) (Annual Retainer)       =  Number of
          (Share Percentage) (Fair Market Value)       Shares

where  Elected Portion refers to the portion of Annual Retainers elected under
Section 8(a) and Fair Market Value refers to the Fair Market Value of a Share on the date of grant.

     (c) Option Price. The purchase price per Share covered by each Option granted under this Section 8 shall be the Fair Market Value of a Share on the date of grant multiplied by the Price Percentage.

     (d) Exercisability. An Option granted under this Section 8 shall be exercisable one year from the date of grant

     (e) Adjustment. In the event that any law, ruling, or regulation shall be proposed, promulgated, or adopted after the Amendment Date that provides that a higher Option price shall be required so that Options granted under
Section 8 of the Plan will be treated as options for tax purposes, the Share Percentage and Price Percentage of Options granted hereafter under this
Section 8 shall be automatically adjusted to comply therewith; provided, however, the sum of the Share Percentage and the Price Percentage shall remain 100 percent.

     SECTION  9.  General Terms.  The  following provisions shall apply to any
                  -------------
Option  granted  under  the  Plan.

     (a)  Option Period.  Each  Option shall expire ten years from its date of
grant.    Each  Option  shall  be  subject  to  termination before its date of expiration  as  hereinafter  provided.

     (b) Termination of Service as Director. If a Participant's service as a director is terminated for any reason other than death, disability or retirement due to a mandatory age retirement policy the Participant or his beneficiary shall have the right to exercise any Option to the extent it was exercisable at the date of such termination of service and shall not have been exercised. The right to exercise such Option to the extent set forth herein shall continue until the expiration of the Option.

     (c) Death or Disability. If the Participant's service as a director is terminated by death or disability, the Participant shall have the right to exercise a prorated number of the Shares under any Option that is not fully exercisable prior to such event, such number to be determined by multiplying
(i) the total number of Shares subject to such Option by (ii) a fraction equal to (A) the total of number of completed months of service since the Election Date related to such Option divided by (B) the total number of completed months of service from the Election Date related to such Option until such Option would have become fully exercisable. The right to exercise such Option to the extent set forth herein shall continue until the expiration of the Option.

     (d) Mandatory Age Retirement. If the Participant's service as a Director is terminated as a result of any mandatory age retirement policy of the Board, Options granted under the Plan shall become immediately exercisable with respect to 100% of the Shares on the date of such mandatory retirement. The right to exercise each such Option to the extent set forth herein shall continue until the expiration of such Option.

     (e) Method of Exercise. Any Option may be exercised by the Participant in whole or in part at such time or times and by such methods as the Board may specify. The applicable Option Agreement may provide that the Participant may make payment of the Option price in cash, Shares, or such other consideration as the Board may specify, or any combination thereof, having a Fair Market Value on the exercise date equal to the total option price.

     SECTION 10.  Change  in  Control.
                  -------------------

     (a) Immediate Vesting. Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control, as defined below, all outstanding
Options  shall  vest  and  become    immediately  exercisable.

     (b) Change in Control. A "Change in Control" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to January 18, 1989), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 10(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     SECTION 11.  Amendments  and  Termination.
                  -----------------------------

     (a) Board Authority. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) that would impair the rights of a Participant under an Option theretofore granted, without the Participant's consent, or (ii) without the approval of the stockholders if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, or (iii) to Section 6, Section 7 or Section 8 more often than once every six months.

     (b) Prior Stockholder and Participant Approval. Anything herein to the contrary notwithstanding, in the event that amendments to the Plan are required in order that the Plan or any other stock-based compensation plan of the Company comply with the requirements of Rule 16b-3 issued under the Exchange Act as amended from time to time or any successor rules promulgated by the Securities and Exchange Commission related to the treatment of benefit and compensation plans under Section 16 of the Exchange Act, the Board is authorized to make such amendments without the consent of Participants or the stockholders of the Company.

     SECTION 12.  General  Provisions.
                  -------------------

     (a) Nontransferability. No Option shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution, provided, however, that an Option may be transferable, to the extent set forth in the applicable Grant Notice or agreement and in accordance with procedures adopted by the Board, if such provisions do not disqualify such Option for exemption under Rule 16b-3.

     (b) Compliance Requirements. All certificates for Shares delivered under the Plan pursuant to any Option shall be subject to such stock-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall not be required to issue or deliver any Shares under the Plan prior to the completion of any registration or qualification of such Shares under any federal or state law, or under any ruling or regulation of any governmental body or national securities exchange that the Board in its sole discretion shall deem to be necessary or appropriate.

     (c) Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required by applicable law or the rules of any stock exchange on which the Common Stock is then listed; and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

     (e) Conformity With Law. If any provision of this Plan is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended in such jurisdiction to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

     SECTION 13.  Expiration.  The  Plan  will  expire  when  no  Shares  are
                  ----------
available  for  issuance.